UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2012

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts		01104
(Address of Principal Executive Offices)		(Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 6, 2012 discussing our second quarter fiscal 2013 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01 Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 6, 2012 discussing our second quarter fiscal 2013 financial results. This information may be amended or updated at any time and from time to time through another Form 8-K, a later company filing, or other means.

In this Current Report on Form 8-K, a non-GAAP financial measure known as “Adjusted EBITDAS” is presented. From time-to-time, we consider and use Adjusted EBITDAS as a supplemental measure of operating performance in order to provide the reader with an improved understanding of underlying performance trends. Adjusted EBITDAS excludes the effects of interest expense, income taxes, depreciation of tangible fixed assets, amortization of intangible assets, stock-based employee compensation expense, loss on the sale of discontinued operations, DOJ and SEC investigation costs, and certain other transactions. See the reconciliation of GAAP Net Income below for detailed explanations of the amounts excluded from and included in net income to arrive at Adjusted EBITDAS for the trailing 12-month period ended October 31, 2012. Adjusted or non-GAAP financial measures provide investors and us with supplemental measures of operating performance and trends that facilitate comparisons between periods before, during, and after certain items that would not otherwise be apparent on a GAAP basis. Adjusted financial measures are not, and should not be viewed as, a substitute for GAAP results. Our definition of these adjusted financial measures may differ from similarly named measures used by others. Also included is a reconciliation of GAAP Net Income for the trailing 12-month period ended October 31, 2012.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDAS (Unaudited)

	Trailing Twelve Months Ended, October 31, 2012
	GAAP	Adjustments		Adjusted
Net sales	$500,523	—		$500,523
Cost of sales	323,840	$(13,720	)(1)	310,120

Gross profit	176,683	13,720		190,403

Operating expenses:
Research and development	4,384	(111	)(1)	4,273
Selling and marketing	29,426	(228	)(1)	29,198
General and administrative	49,000	(6,031	)(2)	42,969

Total operating expenses	82,810	(6,370)		76,440

Operating income from continuing operations	93,873	20,090		113,963

Other income/(expense):
Other income/(expense), net	63	—	(4)	63
Interest income	1,406	(1,270	)(7)	136
Interest expense	(6,399)	6,399	(5)	—

Total other income/(expense), net	(4,930)	5,129		199

Income from continuing operations before income taxes	88,943	25,219		114,162
Income tax expense	30,461	(30,461	)(6)	—

Income from continuing operations	58,482	55,680		114,162
Discontinued operations:
Loss from operations of discontinued security solutions division	(11,789)	8,203	(8)	(3,586)
Income tax benefit	(9,185)	9,185	(6)	—

Loss from discontinued operations	(2,604)	(982)		(3,586)

Net income/comprehensive income	$55,878	$54,698		$110,576

(1)	To eliminate depreciation, amortization, and plant consolidation costs.
(2)	To eliminate depreciation, amortization, stock-based compensation expense, and DOJ/SEC costs and related profit sharing impacts of DOJ/SEC.
(3)	To eliminate depreciation, amortization, stock-based compensation expense, plant consolidation costs, severance beneifts for our former President and CEO, and DOJ/SEC costs and related profit sharing impacts of DOJ/SEC.
(4)	To eliminate unrealized mark-to-market adjustments on foreign exchange contracts. We did not have any foreign exchange contracts that required mark-to-market adjustments for all periods presented.
(5)	To eliminate interest expense.
(6)	To eliminate income tax expense.
(7)	To eliminate intercompany interest income.
(8)	To eliminate depreciation, amortization, interest expense, and stock-based compensation expense.
(9)	To eliminate depreciation and amortization.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME FOR TRAILING TWELVE MONTHS (Unaudited)

	For the Three Months Ended,				Trailing Twelve Months Ended October 31, 2012
	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012	GAAP
Net sales	$98,125	$129,843	$135,995	$136,560	$500,523
Cost of sales	68,121	82,980	84,702	88,037	323,840

Gross profit	30,004	46,863	51,293	48,523	176,683

Operating expenses:
Research and development	992	973	1,142	1,278	4,385
Selling and marketing	8,062	6,495	6,828	8,042	29,427
General and administrative	10,666	13,729	12,025	12,579	48,999

Total operating expenses	19,720	21,197	19,995	21,899	82,811

Operating income from continuing operations	10,284	25,666	31,298	26,624	93,872

Other income/(expense):
Other income/(expense), net	8	16	—	39	63
Interest income	394	309	368	335	1,406
Interest expense	(1,629)	(1,439)	(1,987)	(1,344)	(6,399)

Total other income/(expense), net	(1,227)	(1,114)	(1,619)	(970)	(4,930)

Income from continuing operations before income taxes	9,057	24,552	29,679	25,654	88,942
Income tax expense	3,664	6,735	10,808	9,253	30,460

Income from continuing operations	5,393	17,817	18,871	16,401	58,482
Discontinued operations:
Loss from operations of discontinued security solutions division	(1,600)	(7,639)	(1,683)	(867)	(11,789)
Income tax benefit	(645)	(2,290)	(598)	(5,651)	(9,184)

Income/(loss) from discontinued operations	(955)	(5,349)	(1,085)	4,784	(2,605)

Net income/comprehensive income	$4,438	$12,468	$17,786	$21,185	$55,877

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Current Report on Form 8-K is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: December 6, 2012	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer